UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 1, 2004

                         American Financial Realty Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                     1-31678                     02-0604479
         --------                     -------                     ----------
      (State or Other              (Commission File             (IRS Employer
      Jurisdiction of                 Number)                Identification No.)
      Incorporation)

             1725 The Fairway
              Jenkintown, PA                                    19046
              --------------                                    -----
   (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.03 Creation of a Direct Financial Obligation or an Obligation under an
      Off Balance Sheet Arrangement of a Registrant.

On October 1, 2004, the Company issued a press release announcing that it had closed the private placement of $135 million in aggregate principal amount of its 4.375% convertible senior notes due 2024. The Company may redeem some or all of the notes at any time on or after July 20, 2009 at a redemption price, payable in cash, of 100% of the principal amount of the notes, plus accrued and unpaid interest. The holders of the notes may require the Company to repurchase all or a portion of their notes on July 15, 2009, 2014 and 2019 at 100% of the principal amount of the notes, plus accrued and unpaid interest. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item  3.02 Unregistered Sales of Equity Securities.

See disclosure under Item 2.03 above.

The holders of convertible notes described in Item 2.03 above may convert their notes into the Company's common shares at an initial conversion price per share of $17.84. This represents a conversion rate of approximately 56.0538 common shares per $1,000 principal amount of notes.

Item  9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None.

      (b)   Pro forma financial information.

            None.

      (c)   Exhibits.

            99.1 Press release of American Financial Realty Trust dated October 1, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN FINANCIAL REALTY TRUST

                                   By: /s/ Edward J. Matey Jr.
                                       ---------------------------------
                                       Edward J. Matey Jr.
                                       Senior Vice President and General Counsel

Dated: October 1, 2004

                                  EXHIBIT INDEX

Exhibit Number                            Exhibit Title
--------------                            -------------

99.1 Press release dated October 1, 2004 issued by American Financial Realty Trust.